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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)      October 29, 1997
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                          PLATINUM SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


         Delaware                     0-20740                33-0277592
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 (State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     195 Technology Drive, Irvine, California                  92618
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     (Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code       (714) 453-4000
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)


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ITEM 5.        OTHER EVENTS

        On October 29, 1997, Platinum Software Corporation, (the "Company") announced the results for its first quarter of fiscal 1998, ending September 30, 1997.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C)    EXHIBITS.

        Exhibit Number

        Ex-99 Press Release dated October 29, 1997.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PLATINUM SOFTWARE CORPORATION


Date: November 4,  1997            By /s/ Perry Tarnofsky
                                     -------------------------------------------
                                       Perry Tarnofsky
                                       Vice President and Assistant Secretary


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                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

                                                                       Sequentially
Exhibit Number                                                         Numbered Page
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
    Ex.-99            Press Release dated October 29, 1997.                5


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